Exhibit 10.8

MULTIPLE LINE QUOTA SHARE REINSURANCE AGREEMENT
NO. PORl147218

EFFECTIVE: April  1,2014

between

HOMEOWNERS  OF AMERICA  INSURANCE COMPANY
 Irving, Texas

and

SWISS REINSURANCE AMERICA  CORPORATION
Armonk,  New  York

ARTICLE	CONTENTS	PAGE

	PREAMBLE	1
I	BUSINESS COVERED	1
II	EFFECTIVE DATE AND TERMINATION	2
III	TERRITORY	3
IV	RETENTION	3
V	DEFINITIONS	4
VI	INURING REINSURANCE	8
VII	EXCLUSIONS	9
VIII	SPECIAL ACCEPTANCE	15
IX	INTERNATIONAL TRADE CONTROLS AND ECONOMIC SANCTIONS	15
X	REINSURANCE PREMIUM	15
XI	SLIDING SCALE COMMISSION	15
XII	LOSSES, LOSS ADJUSTMENT EXPENSES AND SALVAGES	16
XIII	TERRORISM EXCESS RECOVERY	16
XIV	REPORTS AND REMITTANCES	17
XV	INDIVIDUAL CLAIM REPORTING	21
XVI	ACCESS TO RECORDS	22
XVII	TAXES	22
XVIII	OFFSET	22
XIX	DISPUTE RESOLUTION	23
XX	INSOLVENCY	24
XXI	SERVICING	25
XXII	AMENDEMENTS	26
	SIGNATURES	26

ATTACHMENTS: INSOLVENCY FUNDS EXCLUSION CLAUSE
              POOLS, ASSOCIATIONS  AND SYNDICATES EXCLUSION CLAUSE TOTAL INSURED VALUE EXCLUSION CLAUSE
              POLLUTION AND SEEPAGE EXCLUSION CLAUSE
              NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE - U.S.A.
              NUCLEAR INCIDENT EXCLUSION CLAUSE - REINSURANCE - NO.4
              POLLUTION LIABILITY EXCLUSION CLAUSE - REINSURANCE NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY -
              REINSURANCE - U.S.A.

MULTIPLE LINE QUOTA SHARE
REINSURANCE AGREEMENT
NO. PORl147218
(hereinafter   referred  to as the "Agreement")

between

HOMEOWNERS OF AMERICA  INSURANCE COMPANY
Irving, Texas
(hereinafter   referred  to as the "Company")

and

SWISS REINSURANCE AMERICA CORPORATION
 Armonk,  New York
(hereinafter   referred  to as the  "Reinsurer")

ARTICLE I - BUSINESS COVERED

A.	By this Agreement the Company obligates itself to cede to the Reinsurer and the Reinsurer obligates itself to accept from the Company a 10% Quota Share participation of the Company's Ultimate Net Liability for Policies in force as of April 1, 2014, and new and renewal Policies becoming effective on or after said date as respects losses occurring on or after April 1, 2014. This Quota Share is subject to the maximum cession limits set forth below:

1.         Property  Business

$200,000  each  risk  (10%  share  of the  Company's   Ultimate   Net  Liability of  $2,000,000), however,   in no event  shall  the  Reinsurer's   liability   from all  risks  in  each  Loss  Occurrence   exceed  $400,000 (10%   share  of  the Company's   Ultimate   Net  Liability   of  $4,000,000.       Notwithstanding   the above,   as  respects   all  Terrorism   events,   the   Reinsurer   shall  never  be liable for  more than  $400,000    in any calendar  year.

2.         Casualty  Business

$100,000 each Policy each Loss Occurrence (10%    share   of   the Company's   Ultimate   Net  Liability   of  $1,000,000).     Notwithstanding   the above,   as  respects   all  Terrorism   events,   the   Reinsurer shall  never  be liable  for  more than  $400,000    in any calendar  year.

3.         Subparagraphs  1. and  2.  of  this  Article   notwithstanding, the  liability of the Reinsurer as respects Loss  Occurrences   for   both Property and Casualty business combined shall never exceed 150% of  the  ceded earned premium   for  the  term   of  this Agreement (prior to commission allowed hereon).

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B.         Any  loss arising  under this  Agreement   with  respect  to  80%  of  Loss In Excess of Policy  Limits  and  80%  of  Extra Contractual   Obligations,   as defined   herein,  shall be   recovered    in  the   same   proportion    as  the   contractual     loss   recoverable hereunder   provided  such  contractual   loss plus  Loss In Excess of  Policy  Limits  or such  contractual    loss plus  Extra Contractual   Obligations   shall  never  exceed  the maximum   cession   limit  for  each  Loss  Occurrence   set forth  under  Paragraph  A. above.

C.	This Agreement is solely between the Company and the Reinsurer, and nothing contained in this Agreement shall create any obligations or establish any rights against the Reinsurer in favor of any person or entity not a party hereto.

D.	The performance of obligations by both parties under this Agreement shall be in accordance with a fiduciary standard of good faith and fair dealing.

E.	Under this Agreement, the indemnity for reinsured loss applies only to the followingProperty and Casualty Business except as excluded under Article VII - Exclusions of this Agreement.

PROPERTY BUSINESS
NAIC
CODE: LINES OF BUSINESS:

01         Fire
02        Allied  Lines
04         Homeowners   (Section  I only)
09         Inland  Marine

CASUALTY BUSINESS

CLASSES OF INSURANCE

Liability  Other Than Automobile:

Bodily  Injury  Liability,   Property  Damage  Liability,  Personal  Injury  Liability, and  Medical  Payments  Coverage  when  written   as part  of a Homeowners (Section    II  only),   Dwelling    Fire   Liability    or   Comprehensive   Personal Liability  Policy.

ARTICLE II - EFFECTIVE DATE AND TERMINATION

A.         This  Agreement   shall  become  effective   12:01  a.m., Central  Standard  Time,  April
1,  2014,   and shall  remain  in full  force  until   12:01 a.m.,  Central  Standard  Time, April  1, 2015.

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B.         Upon  termination   of  this   Agreement,  the  Company  shall   have  the  option   of continuing  or terminating  the  liability   in force  at the  date  of termination  as set forth  below.   The Company may exercise  such option  provided  written   notice  of the   Company's  election    is  given   by  certified    mail   or   by  a  courier    service producing  evidence   of  receipt   by the  receiving   party,  to  the  Reinsurer prior  to the  date  of termination.    If the  Company does  not  choose  to  exercise   its option prior to the date  of termination,  such option  shall  revert to the  Reinsurer.

1.	The Reinsurer shall be liable for losses occurring subsequent to the date of termination for all Policies covered hereunder and in force at the date of termination of this Agreement until their natural expiry, cancellation or next anniversary of such business, whichever first occurs; but in no case shall this reinsurance be extended for longer than 12 months, after the termination date. At such time, the Reinsurer shall return to the Company the unearned premiums, less commissions applicable, for the unexpired periods.

2.	All reinsurance hereunder shall be automatically cancelled as of the date of termination and the Reinsurer shall be released of all liability as respects losses occurring subsequent to the date of termination. The Reinsurer shall return to the Company the unearned premiums on the business in force hereunder at the date of termination, less the commission allowed thereon.

ARTICLE III -  TERRITORY

A.         As  respects Property   Business,  this   Agreement  applies   to   risks   located   the United   States   of  America,   its  territories   and  possessions  ,  except   that   with respect   to  Inland   Marine   and  Multiple Peril  Policies   covered   hereunder,  the territorial    limits   of  this  Agreement  shall  be those  of  the  original  Policies  when such  Policies  are written   to  cover  risks  primarily   located  in the  United  States  of America,   its territories  and possessions.

B.	As respects Casualty Business, this Agreement applies to Policies issued by the Company within the United States of America, its territories and possessions, and shall apply to losses covered hereunder wherever occurring.

ARTICLE IV - RETENTION

The  Company warrants that  it shall  retain  net for  its own  account   and  not  reinsure   in any way  10% of its Ultimate Net Liability.

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ARTICLE V -  DEFINITIONS

B.         DECLARATORYJUDGMENT EXPENSES

"Declaratory Judgment  Expenses" shall  mean all  legal  expenses, incurred   in the representation  of the  Company in litigation   brought  to determine the  Company's defense   and/or   indemnification   obligations  that   are  allocable   to  any  specific claim   or loss  applicable  to  Policies  subject  to  this  Agreement.   In addition,   the Company  shall   promptly    notify   the   Reinsurer  of  any   Declaratory  Judgment Expenses subject  to this  Agreement.

C.         EXTRA CONTRACTUAL OBLIGATIONS

1.         "Extra   Contractual   Obligations"   are   defined    as   those    liabilities     not covered   under  any  other   provision   of  this  Agreement  and  which   arise from   the  handling   of  any  claim   on  business   covered   hereunder.  such liabilities   arising   because  of,  but  not  limited   to, the  following:  failure   by the  Company to  settle  within   the  Policy  limit,  or by reason  of  alleged  or actual  negligence, fraud  or bad faith  in reject.ing an offer  of settlement  or in the  preparation  of the  defense  or In the  trial  of  any action  against  its insured   or  in  the  preparation  or  prosecution  of  an  appeal   consequent upon such action.

2.         The  date  on  which   an  Extra  Contractual  Obligation  is  incurred   by  the Company shall  be  deemed,   in  all  circumstances,  to  be the  date  of  the original  accident,  casualty,  disaster  or loss occurrence.

3.	However, coverage hereunder as respects Extra Contractual Obligations shall not apply where the loss has been incurred due to the fraud of a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

4.	Recoveries, collectibles or retention from any other form of insurance or reinsurance including deductibles or self-insured retention which protect the Company against Extra Contractual Obligations, whether collectible or not, shall inure to the benefit of the Reinsurer and shall be deducted from the total amount of Extra Contractual Obligations for purposes of determining the loss hereunder.

5.          If  any    provision     of   this    paragraph   shall    be   rendered     illegal    or unenforceable    by   the    laws,    regulations    or   public    policy    of    any jurisdiction,  such  provision   shall  be considered void  in such  jurisdiction, but  this   shall   not   affect    the   validity    or   enforceability   of   any   other provision   of  this   Article   or  the  enforceability   of  such  provision   in  any other  jurisdiction.

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D.         LOSS ADJUSTMENT EXPENSES

"Loss  Adjustment  Expenses" shall  mean  all  expenses paid  by the  Company in connection  with   the   investigation,  settlement.  defense   or  litigation,    including court  costs  and post judgment   interest.   of any claim  or loss which   is the  subject matter  of  Policies  covered   under  this  Agreement  and  shall  include   Declaratory Judgment  Expenses.   However,  "Loss  Adjustment  Expenses" shall  not  include the  salaries  and  expenses of  Company employees, office   expenses, and  other overhead expenses.

E.         LOSS IN EXCESS OF POLICY LIMITS

1.         "Loss  in Excess  of  Policy  Limits"   is defined  as loss  in excess  of the  limit of  the   original    Policy,   such   loss  in  excess   of  the   limit   having   been incurred   because  of  failure   by  the  Company to  settle  within   the  Policy limit   or by  reason  of  alleged  or  actual  negligence,  fraud  or  bad faith   in rejecting   an offer  of settlement  or in the  preparation  of the  defense  or in the   trial   of   any   action   against    its   insured   or   in  the   preparation   or prosecution  of an appeal  consequent upon  such action.

2.         However,  this    paragraph  shall    not   apply   where    the   loss   has   been incurred    due  to  fraud   by  a  member   of  the   Board   of   Directors    or  a corporate  officer   of the  Company acting   individually  or collectively  or in collusion   with  any  individual  or corporation  or any other  organization  or party   involved   in  the  presentation,  defense   or  settlement  of  any  claim covered  hereunder.

3.         For  the   purposes   of  this   paragraph,  the   word   "loss"   shall   mean  any amounts  which  the Company would   have been contractually  liable to  pay had it not been for the  limit  of the  original  Policy.

4.	With respect to coverage provided under this paragraph, recoveries from any insurance or reinsurance other than this Agreement, whether collectible or not, shall be deducted to arrive at the amount of the Company's Ultimate Net Liability.

F.         LOSS OCCURRENCE

As respects  Property  Business  covered  under this  Agreement:

1.        The term "Loss  Occurrence" shall  mean the sum of all individual losses directly occasioned by any one disaster, accident or  loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States or province of Canada and states or provinces contiguous thereto and to one another.  However, the  duration  and  extent of any one Loss Occurrence shall  be limited to all individual losses sustained by the Company occurring during any period of 168 consecutive hours arising out of and  directly

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occasioned  by the  same  event  except  that  the  term  "Loss  Occurrence" shall be further  defined  as follows:

a.	As regards windstorm, hail, tornado. hurricane, cyclone. including ensuing collapse and water damage, all individual losses sustained by the Company occurring during any period of 72 consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or province or states or provinces contiguous thereto.

b.         As regards  riot,  riot  attending   a strike,  civil  commotion, vandalism and  malicious   mischief,    all  individual   losses   sustained  by  the Company, occurring   during   any  period  of  72  consecutive  hours within     the    area    of    one    municipality    or    county     and    the municipalities  or  counties   contiguous  thereto   arising   out  of  and directly   occasioned by the  same event.   The maximum duration  of
72  consecutive  hours  may  be  extended   in  respect  of  individual losses  which  occur  beyond  such  72  consecutive hours  during  the continued   occupation   of   an   assured's   premises    by   strikers, provided    such   occupation   commenced   during    the    aforesaid period.

c.          As   regards    earthquake   (the    epicentre     of   which     need    not necessarily  be  within   the  territorial    confines    referred   to   in  the opening    paragraph  of  this   Article)    and  fire   following     directly occasioned  by  the  earthquake,  only  those   individual  fire  losses which   commence  during   the  period   of   168   consecutive  hours may be included   in the  Company's Loss Occurrence.

d.	As regards Freeze, only individual losses directly occasioned by collapse, breakage of glass and water damage (caused by bursting of frozen pipes and tanks) may be included in the Company's Loss Occurrence.

e.         As regards  firestorms,  brush  fires  and any other  fires  or series  of fires,  irrespective  of origin   (except  as provided   in subparagraphs b. and  c. above),  which   spread  through   trees,  grassland or other vegetation,  all  individual  losses  sustained by the  Company which commence during  any  period  of  168  consecutive  hours  within   a
150-mile   radius  of anyone    fixed  point  selected   by the  Company may  be  included   in the  Company's "Loss  Occurrence."  However, an individual loss subject  to this  subparagraph cannot  be included in more  than  one "Loss Occurrence."

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f.           As   regards   Terrorism,    all   individual    losses   sustained    by  the Company   occurring    during   any  period   of  72  consecutive  hours arising  out of  and directly   occasioned by the  same  event.   Should such  an event  of Terrorism   give  rise to  other  perils  which,   in an unbroken   chain   of  causation,    have  occasioned  the   losses,   the cause of the  losses  is understood to be that  event of Terrorism.

2.         For  all  Loss  Occurrences  the  Company   may  choose  the  date  and  time when  any such  period  of consecutive  hours  commences  provided  that  it is  not  earlier   than   the   date   and  time   of  the   occurrence   of  the  first recorded   individual    loss  sustained   by the  Company   arising   out  of  that disaster,   accident   or  loss and  provided  that  only  one such  period  of  168 consecutive  hours  shall  apply  with  respect  to  one event  except  tor  those Loss Occurrences referred  to  in a., b. and f. above,  where  only  one such period   of  72  consecutive  hours  shall  apply  with   respect  to  one  event, regardless   of the duration   of the  event.

3.	No individual losses occasioned by an event that would be covered by 72 hours clauses may be included in any Loss Occurrence claimed under the
168  hours  provision.

As respects  Casualty  Business  covered  under this  Agreement:

"Loss  Occurrence"  shall  mean  any accident   or occurrence  or series  of accidents or occurrences  arising  out  of  anyone   event  and  happening   within   the term  and scope  of this  Agreement.

G.         GROSS PREMIUMS WRITTEN

"Gross  Premiums  Written"   shall mean  gross and additional   premiums   less return premiums.

H.         POLICIES

"Policies"   shall  mean  each  of  the  Company's binders,   policies   and  contracts   of insurance  on the business  covered  hereunder.

I.           RISK

The  Company   shall   be the  sole  judge   of  what   constitutes   one  risk  provided, however,  that:

1.         A risk  shall  never  be  less than  all  insurable   values  within   exterior   walls and  under  one  roof  regardless   of  fire  divisions,   the  number   of  Policies involved,   and  whether    there   is  a single,   multiple    or  unrelated    named
insureds  involved  in such  risk.

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2.	When two or more buildings are situated at the same general location, the Company shall identify on its records at the time of acceptance by the Company, those individual buildings and all insurable values contained therein that are considered to constitute each risk. If such identification is not made, each building and all insurable values contained therein shall be considered to be a separate risk.

3.	A risk shall be determined from the standpoint of the predominant peril and such peril shall be noted in the Company's records.

J.         TERRORISM

"Terrorism" shall  mean:
1.	Any actual or threatened violent act or act harmful to human life, tangible or intangible property or infrastructure directed towards or having the effect of (i) influencing or protesting against any de jure or de facto government or policy thereof, (ii) intimidating, coercing or putting in fear a civilian population or section thereof for the purpose of establishing or advancing a specific ideological, religious or political system of thought, perpetrated by a specific individual or group directly or indirectly through agents acting on behalf of said individual or group or (iii) retaliating against any country for direct or vicarious support by that country of any other government or political system.

2.	Any act declared pursuant to the Terrorism Risk Insurance Act of 2002, as amended, shall also be considered Terrorism.

K.         ULTIMATE NET LIABILITY

"Ultimate  Net Liability"  shall  mean the  remaining portion  of the  Company's gross liability     on   each   Policy    reinsured   under   this   Agreement   after    deducting recoveries from  all  other  reinsurance, whether   specific   or general  and whether collectible  or not.

ARTICLE VI -  INURING REINSURANCE

The  Company  has  the   right   to   purchase  per  risk   excess  of   loss  reinsurance  on  a facultative  or treaty  basis during  the Term, and recoveries from  any such  contracts shall inure  to  the  benefit   of  this  agreement. All  reinsurance other  than  the  reinsurance set forth  in this  Article  shall  inure to the sole benefit  of the  Company.

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ARTICLE VII - EXCLUSIONS

I.	AS RESPECTSPROPERTYBUSINESSCOVEREDUNDERTHIS AGREEMENT THIS AGREEMENTDOESNOT COVER:

A.         THE FOLLOWINGGENERALCATEGORIES

1.         All  lines   of  Business  not  specifically  listed  in Article   I - Business
Covered.

2.         Policies  issued  with  a deductible   of  $100,000    or more;  provided this  exclusion    shall    not   apply   to   Policies    which    customarily provide a percentage deductible  on the perils of earthquake or windstorm.

3.         Reinsurance assumed.

4.          Ex-gratia  Payments.

5.         Loss   or    damage    occasioned    by   war,    invasion,     revolution, bombardment.   hostilities,     acts   of   foreign    enemies,    civil   war, rebellion,   insurrection,  military   or usurped  power,   martial   law,  or confiscation  by order  of  any government  or public  authority,   but not  excluding   loss  or  damage   which   would   be  covered   under  a standard   form   of   Policy   containing    a  standard    war   exclusion clause.

6.         Insolvency   Funds  as per the  attached   Insolvency   Funds  Exclusion
Clause, which   is made  part of this Agreement.

7.	Pool, Syndicate and Association business as per the attached Pools, Associations and Syndicates Exclusion Clause, which is made part of this Agreement.

8.         Risks where  the  Total  Insured  Value,  per  risk,  exceeds  the  figure specified    as   per   the   attached    Total    Insured   Value   Exclusion
Clause, which   is made  part of this  Agreement.

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9.	Loss resulting from damage to overhead transmission and distribution lines, including supporting structures and anything attached thereto, of any public or private utility company, cable television or telecommunication company of any kind. This exclusion shall not apply to such overhead transmission and distribution lines, including supporting structures and anything attached thereto located on the premises of any policyholder or within 1,000 feet thereof. Nor shall this exclusion apply to utility service interruption or contingent business interruption losses for
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any  policyholder,  unless  such  policyholder  is  a public  or  private utility   company,   cable  television   or telecommunication   company of any kind.

10.       Any  statutory    or  regulatory    fine   or  penalty   imposed   upon  the
Company  on account  of any unfair  trade  or claim  practice.

11.       Any  new  business   written   by  the  Company's agents  on  or  after March   1,  2014,   and  subsequent  renewal   of  such  business.   for which    US  RE  Corporation   is  the   intermediary.   that    provides coverage  in Tiers  1. 2 or 3; and any new  business  written   by the Company  on or after  March  1. 2014,   and 'subsequent  renewal  of such   business.   that    provides   coverage    in   zip   codes:   77346.
77449,     77469.     77479     or   77494;     all   as   classified     by  the
Company  as the "Second  Gulf  Program."

B.         THE FOLLOWING CLASSES OF BUSINESS AND TYPES OF RISKS

1.         Mortgage   Impairment.

2.         Growing  and/or  standing  crops.

3.         Mortality   and Health  covering  birds. animals  or fish.

4.         All onshore  and offshore  gas and oil drilling   rigs.

5.         Petrochemical  operations   engaged   in the  production,  refining   or upgrading   of petroleum   or petroleum   derivatives or natural  gas.

6.         Satellites.

7.         All  rail road business.

8.         As respects  Inland  Marine  business:

	a. b. c.	Registered Mail and Armored Car Policies. Jeweler's Block Policies. Furrier's Customers Policies.
	d.	Rolling Stock.
	e.	Parcel Post when written to cover banks and financial institutions.
	f.	Commercial Negative Film Insurance.
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g.         Garment  Contractors Policies.

h.          Mining  Equipment while  underground.

i.           Radio and Television  Broadcasting Towers.

j.           Motor  Truck  Cargo  Insurance  written   for  common   carriers operating   beyond  a radius of 200  miles.

C.         THE FOLLOWING PERILS

1.         Flood and/or   Earthquake when  written   on a stand  alone  basis.

2.          Difference   in Conditions,  however  styled.

3.          Pollution   and Seepage  as per the  attached   Pollution   and Seepage
Exclusion  Clause which  is made part of this  Agreement.

4.          Nuclear  Incident   Exclusion  Clauses  which  are attached   and made part of this Agreement:

	a.	Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance - U.S.A.
	b.	Nuclear Incident Exclusion Clause - Reinsurance - No.4.
5.	a.	Loss, damage or expense of whatsoever nature caused directly or indirectly by any of the following, regardless of any other cause or event contributing concurrently or in
any other sequence to the loss: nuclear reaction or
radiation, or radioactive contamination, however caused.
	b.	However, if nuclear reaction or radiation, or radioactive
contamination    results    in   fire    it   is   specifically    agreed
herewith   that  this  Agreement  will  pay for  such  fire  loss or damage    subject    to   all   of   the   terms,    conditions     and limitations   of this  Agreement.

c.          This  exclusion   shall  not apply  to  loss,  damage  or expense originating    from   and  occurring    at  risks  using   radioactive isotopes   in  any  form  where   the  nuclear   exposure   is  not
considered by the  Company  to be the  primary  hazard.

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6.         Loss, damage  or expense  of whatsoever   nature  arising  directly  or indirectly   from  fungi,   bacteria,   including   mold  or  mildew,   and/or any   mycotoxins,     spores,    scents    or   byproducts     produced    or released  by fungi,   regardless  of  any other  cause,  event,  material, product   and/or   building  component   that  contributed   concurrently or  in  any  sequence    to  that   injury   or  damage.      Such   loss   is excluded    regardless   of  any  other   cause   or  event   contributing concurrently   or in any sequence  to the loss.

7.	Loss, damage or expense of whatsoever nature directly or indirectly caused by, contributed by, resulting from, arising out of or in connection with biological or chemical substances, pollution, contamination, or the threat thereof, regardless of any other cause or event contributing concurrently or in any other sequence to the loss, and/or fire following therefrom.

D.         In the  event  the  Company   is  inadvertently   bound  on  any  risk  which   is excluded   under   Paragraph   B, of  Part  I of  this  Article,   the   reinsurance provided   under  this  Agreement   shall  apply  to such  risk until  discovery   by the  Company  within   its Home Office  of the  existence  of such  risk and for
30 days thereafter,   and shall then  cease unless  within   the  30 day period,
the   Company   has   received   from   the   Reinsurer   written    notice   of   its approval  of such  risk.

II.	AS RESPECTS CASUALTY BUSINESS COVERED UNDER THIS AGREEMENT THIS AGREEMENT DOES NOT COVER:

A.         THE FOLLOWING GENERAL CATEGORIES

1        Ex-gratia  payments.

2.        Risks subject  to  a deductible   or a self-insured   retention   excess  of $25,000.

3.        Loss or damage  caused  directly   or indirectly   by: (a) enemy  attack by  armed  forces   including   action   taken   by  military,   naval  or  air forces   in resisting   an actual  or an immediately impending   enemy attack;  (b) invasion;  (c) insurrection;   (d) rebellion;   (e) revolution;   (f) intervention;   (g) civil war;  and (h) usurped  power.

4.        Reinsurance assumed  by the Company.

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5.         Business   derived    from   any   Pool,   Association,   including    Joint Underwriting   Association,   Syndicate,  Exchange,  Plan,   Fund  or other   facility   directly   as  a member,   subscriber  or  participant,  or indirectly   by way of reinsurance or assessments; provided  this exclusion shall  not apply to Automobile  or Workers  Compensation assigned   risks  which   may  be  currently   or subsequently  covered hereunder.

6.         Pollution   Liability   as per the  attached   Pollution   Liability   Exclusion
Clause - Reinsurance.

7.         Insolvency Funds as per the  attached   Insolvency Funds  Exclusion
Clause.

8.          Nuclear  Incident   Exclusion Clauses  which   are attached   and  made part of this Agreement:

a.         Nuclear  Incident   Exclusion Clause  - Liability  - Reinsurance - U.S.A.

b.          Nuclear  Incident  Exclusion Clause - Reinsurance - NO.4.

9.         Any  actual  or alleged  liability   whatsoever  for  any claim  or claims in  respect   of  loss  or  losses,  directly   or  indirectly   arising   out  of, resulting   from,   or in consequence of  asbestos,  in whatever   form or quantity.

10.       Any  statutory    or  regulatory  fine   or  penalty   imposed    upon  the Company on account  of any unfair  trade  or claim  practice.

11.       Any  liability,   loss, cost  or expense  caused  by any act of Terrorism that  is directly  or indirectly   caused  by, contributed  to by, resulting from,   arising   out  of  or  in connection  with   the  use or  release,  or threat   thereof,    of  any   nuclear   weapon   or  device   or  chemical, biological  or  radiological  agent,  regardless of any  other  cause  or event  contributing   concurrently  or in  any  other  sequence to  the loss.

12.       Any  new  business   written    by the  Company's agents  on  or  after March   1,  2014,   and  subsequent  renewal   of  such  business, for which    US  RE  Corporation   is  the   intermediary,   that    provides coverage   in Tiers  1, 2 or 3; and  any new  business  written   by the Company on  or after  March  1, 2014,   and  subsequent renewal  of such   business,  that   provides    coverage    in  zip   codes:   77346, 77449,     77469,     77479     or   77494;     all   as   classified     by  the Company as the "Second  Gulf  Program."

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B.         THE FOLLOWING INSURANCE COVERAGES

1.         All  Lines of  Business  not specifically  listed  in Article   I -  Business
Covered.

2.         Fiduciary  Liability.

3.         Fidelity  and Surety.

4.         Credit  and Financial  Guarantee.

5.         Securities   and Exchange  Liability.

6.         Retroactive coverage.

7.         Personal  and Commercial Excess or Umbrella  Liability.

8.         Malpractice  or Professional Liability  except  incidental   Malpractice
Liability.

9.        Errors and Omissions   Liability.

10.       Directors'   and Officers'   Liability.

11.       Advertisers',  Broadcasters'  and  Telecasters'  Liability   as  respects Personal   Injury   Liability   except   as  provided    under   Commercial Package  Policies  or Commercial General  Liability  Coverage  Forms.

12.       Liquor  Law Liability  except  Host Liquor  Law Liability.

13.       Kidnap,  Extortion  and Ransom Liability.

14.       Boiler  and Machinery   Insurance.

15.       Protection   and Indemnity   (Ocean  Marine).

C.         THE FOLLOWINGAS RESPECTS LIABILITY OTHER THAN AUTOMOBILE

1.         Ownership,   operation    or  use  of  vessels   exceeding    50   feet   in length.

2.	Ownership, maintenance or use of any airport or aircraft, including fueling, or any device or machine intended for and/or aiding in the achievement of atmospheric flight, projection or orbit.

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ARTICLE VIII - SPECIAL ACCEPTANCE

Risks  and/or    Policies   which   are  beyond   the  terms,   conditions    or  limitations    of  this Agreement    may  be submitted   to  the  Reinsurer  for  special  acceptance   hereunder;   and such  risks  and/or   Policies,  if accepted   in writing   by the  Reinsurer,  shall  be subject  to  all of the  terms,   conditions    and  limitations    of  this  Agreement,   except  as modified   by the special  acceptance.    Premiums  and losses  derived  from  any special  acceptance   shall  be included  with  other  data for  rating  purposes  under this  Agreement.

ARTICLE IX -INTERNATIONAL TRADE CONTROLS AND ECONOMIC SANCTIONS

No Reinsurer   shall  be deemed  to  provide  cover  and  no Reinsurer  shall  be liable  to  pay any claim  or pay any benefit   hereunder   to  the  extent  that  the  provision   of  such  cover, payment  of such  claim  or provision   of such  benefit  would   expose  that  Reinsurer  to any sanction,   prohibition    or  restriction    under   United   Nations   resolutions    or  the  trade   or economic   sanctions,   laws  or regulations   of any jurisdiction    applicable   to that  Reinsurer.

ARTICLE X - REINSURANCE PREMIUM

A.	The Company shall cede to the Reinsurer 10% of the Company's gross unearned premiums on its Ultimate Net Liability in force as of April 1, 2014 on the business covered hereunder.

B.          The   Company   shall   cede   to   the   Reinsurer    10%   of   the   Company's    Gross Premiums   Written   applicable   to  new  and  renewal   Policies  becoming   effective on  or  after   April   1,  2014,   with   respect   to  its  Ultimate   Net  Liability   on  the business  covered  hereunder.

C.	The following percentages of the Company's premium shall be allocated to the business covered under this Agreement:

Homeowners: Section  1-95%          Section  II - 5%

Dwelling   Fire:  Section  I - 90%      Section  II - 10%

ARTICLE XI - COMMISSION

A.	The Reinsurer shall make a commission allowance of 49% to the Company's Gross Premiums Written ceded hereunder. The Company shall debit the Reinsurer with the commission allowance in the monthly accounts.

B.         Such    commission      allowance      includes     provision     for    all    brokerage     and commission.    premium    taxes   of   all   kinds,   all   board,   bureau   and   exchange assessments,   and  any   other   expenses   whatsoever     except   Loss  Adjustment
Expenses.

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ARTICLE XII - LOSSES, LOSS ADJUSTMENT EXPENSES AND SALVAGES

A.	The Reinsurer shall pay its pro rata share of losses including prejudgment interest paid by the Company arising under Policies covered under this Agreement, and the Reinsurer shall benefit proportionately in all recoveries, including salvage and subrogation.

B.	The Reinsurer shall pay its pro rata share of Loss Adjustment Expenses paid by the Company.

C.	The Company shall have the responsibility to investigate, defend or negotiate settlements of all claims and lawsuits related to Policies written by the Company and reinsured under this Agreement. The Reinsurer, at its own expense, may associate with the Company in the defense of any claim, suit or other proceeding which involves or is likely to involve the reinsurance provided under this Agreement, and the Company shall cooperate in every respect in the defense of any such claim, suit or proceeding.

ARTICLE  XIII   -  TERRORISM EXCESS RECOVERY

 A.         For purposes  of this  Article:
1.         "Act"    shall    mean   the   Terrorism     Risk   Insurance    Act   of   2002,    any amendments thereto  and any regulations promulgated thereunder.

2.	"Affiliate," "Insured Losses," and "Program Year" shall have the meanings provided in the Act.

3.          "Company" shall  include  the Company  and all affiliates.

B.         This   reinsurance   shall   not  apply   to  any  fines,   civil   penalties    or  surcharges assessed  pursuant  to the  Act.

C.         To   the   extent    that   the   Company    allocates    Insured    Losses   and/or    federal assistance   under  the Act  among  affiliates,   claims,  contracts   or otherwise   in any manner   which   impacts  the  reinsurance  provided   hereunder, the  Company  shall apply  a reasonable allocation   method  acceptable to the  Reinsurer.

D.         To   the   extent   that    an   Insured    Loss   is   otherwise     payable   hereunder,  the reinsurance   provided    by  this   Agreement   shall   apply   only   to  the   portion   of liability,   loss,  cost  and/or   expense  retained   by the  Company   net of  any federal assistance    pursuant   to  the  Act.     For  each   Program   Year,  the  liability    of  the Reinsurer  for  Insured  Losses  under  this  Agreement  shall  be reduced  by the  ratio
that  the financial   assistance   under the Act allocated  to  Policies  subject  to this

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Agreement     bears   to   the   Company's    total    Insured    Losses   subject    to   this Agreement.    If the  Company   does  not  make  such  allocation,   the  liability   of  the Reinsurer  for  Insured  Losses  in any Program  Year under  this  Agreement   shall  be reduced   by  the   ratio   that   the  financial    assistance   available   to  the  Company under  the Act for that  Program  Year bears to the Company's  total  Insured  Losses for  the same  Program  Year.

E.         The  parties   recognize   that.   for  any  Program  Year,  the  Reinsurer   may  without waiver   of  the  foregoing    Paragraphs   make  payments   for  Insured   Losses  which, together    with   available   financial    assistance   under  the  Act  and  the  Company retentions   and/or  deductibles   hereunder,   exceed the  Company's  Insured  Losses. In  such  event,  the  Reinsurer's   proportional    share  of  all  such  excess  recovery (hereafter   "Reinsurer's   Excess Share")  shall  inure  to the  benefit  of the Reinsurer. All   excess   recovery   described    in  this   Paragraph   shall   be  allocated    to   the Reinsurer   and  the  Company   in proportion    to the  respective   liability   of  each  for Insured   Losses,  net  of  federal   assistance   under  the  Act,  salvage,  subrogation and other  similar  recoveries,  as applicable.

F.         In the  event  of a Reinsurer's  Excess Share, the Company  shall:

1.         Promptly  pay the  Reinsurer's  Excess Share to the  Reinsurer;  or

2.          Upon  request   of  the  Reinsurer   at  any  time  and  at  the  Reinsurer's   sole discretion,    instead   assign  to  the  Reinsurer   its  rights  to  recover  directly from  the federal   government   any portion  of  Reinsurer's  Excess Share not already   paid  to  the  Reinsurer.    The  Company   shall  cooperate   with   and assist   the   Reinsurer,    at   its   own   expense,   to   the   extent    reasonably necessary  for  the  Reinsurer  to  exercise  those  rights.    If the  Reinsurer  is unable,   for   any   reason,   to   exercise   any   right   assigned   to   it  by  the Company  pursuant  to  this  Article,   the  Company  shall  pay the  Reinsurer's Excess Share to  the  Reinsurer  as if no assignment   had taken  place to the extent  that  the  Company  has not  been deemed  to  have forfeited   the  right to   financial     assistance    under   the   Act   by   virtue    of   the   attempted assignment.

G.	In the event of an Insured Loss, the Company shall provide the Reinsurer with a monthly report detailing claim settlement activities and financial assistance under the Act. Calculations for each Program Year shall continue to be made until the settlement of all Insured Losses covered hereunder.

ARTICLE XIV - REPORTS AND REMITTANCES

A.	The Company shall provide the Reinsurer with a monthly account as well as quarterly and annual reports and any bordereaux requested by the Reinsurer all in accordance with the provisions set forth in Paragraphs C., E., F., H. and I. below.

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B.         Portfolio   Assumption   - Within   60  days  after  April   1, 2014   , the  Company  shall pay to  the  Reinsurer  the  Reinsurer's   pro  rata share  of the  Company's  unearned premium   reserve  segregated   by Line of  Business  on the  business   in force  as of said  date.

C.	Monthly Account - Within 30 days after the close of each month the Company shall forward a monthly account summarizing the following transactions under this Agreement during such month:

1.         Gross Premiums  Written   ceded segregated   by Line of Business;

2.         Commissions;

3.         Loss   and   Loss  Adjustment     Expenses   paid   less   recoveries,    including salvage  and subrogation,   segregated   by Line of Business,  by year of loss.

The balance  due either  party  shall  be paid within   45  days after  the  close of each
month for the transactions during such month.

D.         In respect  of Paragraph  C. above:

1.         All  Monthly  Account  Statements   shall  be sent to the  Reinsurer  at:

a.          E-Mail/Word,    Excel,   PDF,  or   TIF   Formats,    or   other   scanned documents:

TAPCAM_DirectArmonk@swissre.com,   or b.         Standard  Mail:
Swiss  Reinsurance America  Corporation
Technical  Accounting   Department
175  King Street
Armonk,  NY  10504

2.         All  checks  and  supporting   documentation   shall  be sent  to  the  Reinsurer through    one   of  the   options    set   forth    below   and   shall   identify    the
applicable   Reinsurer  Agreement   Number(s):

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a.         WIRE TRANSFER
(i)         All wires  shall  be sent to: The Bank of  New York
1 Wall  Street
New York, NY  10286
Account  Name:   Swiss  Reinsurance  America  Corporation
Account  Number:   8900489197
ABA Number:   021000018
SWIFT:  IRVTUS3N
(ii)	All supporting documentation shall be sent to: Swiss Reinsurance America Corporation
Technical  Accounting   Department
175  King Street
Armonk,  NY  10504

b.         COURIER OR OVERNIGHT CARRIER
Both checks  and supporting   documentation    shall  be sent to: Swiss  Reinsurance  America  Corporation   C/O BONY Mellon
500  Ross Street - 154-0455
Pittsburgh,   PA  15262-0001
Attn:   Wholesale   Lockbox

c.          LOCK BOX
Both checks  and supporting   documentation    shall  be sent to:

Swiss  Re
Box 19580
Newark,  NJ  07195-0580

E.	Premium Bordereau - Within 30 days after the Reinsurer's request, if any, the Company shall submit a premium bordereau to the Reinsurer segregated by underwritingyear, the following information as respects each Policy covered under this Agreement:

1.         Name of  Insured,

2.          Policy  Number,

3.          Effective  and Expiration  Dates,

4.          Line of Business.

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F.         Loss  Bordereau   -  Within    30  days   after   the   Reinsurer's  request,   if  any,  the Company    shall   submit    a   loss   bordereau    to   the   Reinsurer    segregating   by underwriting   year   of   loss  the   following     information   as  respects   each   loss covered  under  this  Agreement:

1.        Name of Insured,

2.        Policy  Number,

3.        Policy  Limits,

4.        Effective  and Expiration  Dates,

5.        Claim  Number,

6.        Date of Loss,

7.        Line of Business,

8.        Catastrophe Loss Number,  if applicable.

G.         The  Company  may  make  a request  for  immediate   payment  by the  Reinsurer  for any  individual   gross  loss  covered  hereunder   in excess  of  $1,000,000,    and the Reinsurer   will   be  credited   with   amounts   so  paid  in  the  subsequent  monthly account.

H.         Quarterly   Report  - The Company  shall  furnish  the  Reinsurer  within   30  days after the  close  of  each  calendar   quarter   the  following    information   as  respects   the business  ceded  hereunder:

1.         Unearned  premium   reserves  segregated by Line of Business  at the  end of the   calendar    quarter   and   calculated    on  the   actual   daily   basis   or   in accordance with  the Company's methodology,  as agreed.

2.	Estimated loss and Loss Adjustment Expense reserves outstanding at the end of the calendar quarter segregated by Line of Business, by year of loss.

I.	Annual Report - The Company shall furnish the Reinsurer within 45 days after the close of each calendar year a summary of the business ceded hereunder:

1.         Gross  Premiums   Written   ceded  during   the  year  segregated  by  Line  of Business;

2.          Unearned  premium   reserves  segregated by Line of Business;

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3.	Losses and Loss Adjustment Expenses paid, less recoveries, including salvage and subrogation, during the year segregated by Line of Business, by year of loss;

4.	Losses and Loss Adjustment Expenses outstanding at the end of the year segregated by Line of Business, by year of loss.

J.	As respects Property Business covered under this Agreement, the Company shall furnish the following to the Reinsurer with respect to occurrences designated as catastrophes by the Property Claim Services:

1.         Prompt  preliminary   estimate  of amount  recoverable  from  the  Reinsurer;

2.	Within 30 days after the close of each calendar quarter the amount of losses and Loss Adjustment Expenses paid, less a" recoveries, including salvage and subrogation, at the end of each calendar quarter segregated by Line of Business;

3.	Within 30 days after the close of each calendar quarter the amount of losses and Loss Adjustment Expenses outstanding at the end of each calendar quarter segregated by Une of Business.

ARTICLE XV - INDIVIDUAL CLAIM REPORTING

A.	Notwithstanding the provisions set forth in Paragraph F. of Article XIV - Reports and Remittances, the Company shall promptly notify the Reinsurer of each claim where the sum of loss and expense paid-to-date, outstanding loss reserve and outstanding expense reserve is equal to or greater than $500,000; this
$500,000     threshold    relates   to   the   Company's    100%   gross   ground-up    loss
amount.

B.	In addition, the Company shall provide the Reinsurer with the following information relative to said claim:

1.         Identifying   information,    including:

a.          Name of Insured. b.  Policy  Number.
c.          Claim  Number.

d.          Policy  Limit.

e.         Type   of   Coverage   (i.e.,   Lines   of   Business   and/or    Classes   of Insurance).

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f.          Type of Policy (i.e., Primary,  Excess or Umbrella).

g.         Attachment  Point  of  the  Reinsured   Excess  or Umbrella   Policy,  if any.

h.         A comprehensive  narrative   report   including   but  not  limited   to  a description  of the facts,  liability,  damages,  coverage,  current  paid to-date  amounts  and current  reserve  amounts.

2.	Upon the Company's learning of a material development, the Company shall promptly report such development to the Reinsurer along with the current paid-to-date amounts and the current reserve amounts.

3.	Annual status reports including the current status, current paid-to-date amounts and current reserve amounts.

4.          At  the  conclusion   of  the  loss,  the  claim  settlement    amount,   indicating:
loss paid and expense paid.

ARTICLE XVI - ACCESS TO RECORDS

The Reinsurer  or its duly  authorized   representatives  shall  have the  right  to  examine,  at the  offices  of the  Company  at a reasonable time,  during  the currency  of this Agreement or anytime  thereafter,   all books  and  records  of the Company  relating  to  business  which is the subject  of this Agreement.

ARTICLEX VII - TAXES

The Company  shall  be liable  for  all taxes  on  premiums   paid to the  Reinsurer  under  this Agreement,  except  income  or profit  taxes of the  Reinsurer,  and shall  indemnify   and hold the  Reinsurer  harmless  for  any such  taxes  which  the  Reinsurer  may become  obligated to pay to any local, state  or federal  taxing  authority.

ARTICLE XVIII - OFFSET

Each party  to this  Agreement  together   with  their  successors  or assigns  shall  have  and may exercise,  at any time.  the  right  to  offset  any balance  or balances  due the other  (or, if  more   than   one,   any  other).      Such  offset    may  include   balances   due  under   this Agreement  and any other  agreements heretofore   or hereafter   entered  into  between  the parties  regardless   of whether   such  balances  arise from  premiums,   losses  or otherwise, and  regardless   of  capacity   of  any  party.  whether   as  assuming   insurer  and/or   ceding insurer,  under  the  various  agreements  involved.  provided   however,  that  in the  event  of  insolvency of  a party hereto,   offsets   shall   only  be  allowed    in  accordance  with   the provisions   of Section  7427   of the  Insurance  Law of the  State of  New York to the  extent

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such  statute   or  any  other   applicable  law,  statute   or  regulation  governing  such  offset shall apply.

ARTICLE XIX - DISPUTE RESOLUTION

Part I - Choice  Of Law And  Forum

Any  dispute   arising   under  this  Agreement  shall  be resolved  in the  State  of Texas,  and the  laws  of  the  State  of  Texas  shall  govern  the  interpretation  and  application  of  this
Agreement.

Part II - Mediation

If a dispute   between   the  Company and  the  Reinsurer, arising   out  of  the  provisions  of this  Agreement or concerning  its  interpretation  or validity  and whether   arising  before  or after  termination   of  this  Agreement  has  not  been  settled   through    negotiation,  both parties  agree  to try  in good  faith  to settle  such dispute  by nonbinding  mediation, before resorting  to arbitration.

Part III - Arbitration

A.	Resolution of Disputes - As a condition precedent to any right of action arising hereunder, any dispute not resolved by mediation between the Company and the Reinsurer arising out of the provisions of this Agreement or concerning its interpretation or validity, whether arising before or after termination of this Agreement, shall be submitted to arbitration in the manner hereinafter set forth.

B.           Composition  of  Panel - Unless the  parties  agree  upon  a single  arbitrator   within
15 days  after  the  receipt  of a notice  of  intention   to  arbitrate,   all disputes   shall be submitted  to an arbitration  panel  composed of two  arbitrators and an umpire chosen  in accordance with  Paragraph C. hereof.

C.          Appointment   of  Arbitrators  - The  members  of  the  arbitration   panel  shall  be chosen   from   disinterested   persons   with   at  least   10  years'  experience  in the insurance and reinsurance business.  Unless  a single  arbitrator   is agreed  upon, the  party  requesting  arbitration  (hereinafter  referred  to  as the  "claimant")  shall appoint   an arbitrator   and  give  written    notice  thereof   by certified   mail  or  by a courier   service   producing  evidence   of  receipt   by  the  receiving   party,  to  the other  party  (hereinafter  referred  to  as the  "respondent") together   with  its notice of   intention    to   arbitrate.      Within    30  days   after   receiving   such   notice,   the respondent  shall  also  appoint   an  arbitrator   and  notify  the  claimant   thereof   by certified    mail  or  by  a  courier   service   producing  evidence   of  receipt   by  the receiving   party.    Before  instituting  a hearing,  the  two  arbitrators  so appointed shall   choose   an  umpire.     If,  within    20   days  after   the   appointment   of  the arbitrator    chosen  by the  respondent, the  two  arbitrators  fail  to  agree  upon  the appointment   of  an  umpire,   each  of  them   shall  nominate   three   individuals  to
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serve  as umpire,  of whom   the  other  shall  decline  two  and the  umpire  shall  be chosen   from  the  remaining two   by drawing   lots.   The  name  of  the  individual first  drawn  shall  be the  umpire.

D.          Failure  of  Party to  Appoint   an Arbitrator   - If the  respondent  fails  to  appoint   an arbitrator   within   30  days  after  receiving   a notice  of  intention   to  arbitrate,   the claimant's  arbitrator    shall  appoint   an arbitrator    on  behalf  of  the  respondent, such  arbitrator    shall  then,  together   with   the  claimant's  arbitrator,  choose   an umpire  as provided  in Paragraph C. of Part III of this  Article.

E.	Submission of Dispute to Panel - Within 30 days after the notice of appointment of all arbitrators, the panel shall meet, and determine a timely period for discovery, discovery procedures and schedules for hearings.

F.           Procedure  Governing Arbitration   - All  proceedings  before   the  panel  shall  be informal   and the  panel  shall  not  be bound  by the formal  rules  of evidence.  The panel  shall  have the  power  to fix  all procedural rules  relating  to the  arbitration proceeding.  In reaching  any decision,   the  panel  shall  give due consideration  to the  customs  and usages of the  insurance and reinsurance business.

G.          Arbitration  Award   - The  arbitration  panel  shall  render   its  decision   within   60 days  after  termination   of  the  proceeding,  which   decision   shall  be  in  writing, stating   the  reasons  therefor.    The decision  of the  majority   of the  panel  shall  be final  and  binding   on the  parties  to  the  proceeding.  In no event,  however,   will the panel   be   authorized   to   award    punitive,    exemplary   or   consequential damages   of  whatsoever  nature  in  connection  with   any arbitration  proceeding concerning this  Agreement.

H.	Cost of Arbitration - Unless otherwise allocated by the panel, each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other parties the expense of the umpire and the arbitration.

ARTICLE XX -INSOLVENCY

A.	In the event of insolvency of the Company, the reinsurance provided by this Agreement shall be payable by the Reinsurer on the basis of the liability of the Company as respects Policies covered hereunder, without diminution because of such insolvency, directly to the Company or its liquidator, receiver, conservator or statutory successor except as provided in Sections 4118(a)(1)(A) and 1114(c) of the New York Insurance Law.

B.         The Reinsurer shall  be given written   notice  of the  pendency of each claim  or loss which    may   involve   the   reinsurance   provided    by  this   Agreement   within    a reasonable time  after  such  claim  or  loss  is filed  in the  insolvency proceedings. The  Reinsurer  shall  have  the  right  to  investigate  each  such  claim  or  loss  and interpose,  at  its  own  expense,  in the  proceedings  where  the  claim  or  loss  is to be  adjudicated,  any defense   which   it  may  deem  available  to  the  Company, its

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liquidator,   receiver,   conservator   or  statutory    successor.    The  expense   thus incurred   by the  Reinsurer shall  be chargeable, subject  to court  approval,  against the  insolvent   Company as part  of  the  expense  of  liquidation  to  the  extent  of  a proportionate  share  of the  benefit  which  may accrue  to the  Company solely  as a result  of the defense  undertaken by the  Reinsurer.

C.         In addition   to the  offset  provisions set forth  in Article  XVIII - Offset,  any debts  or credits,   liquidated  or unliquidated,  in favor  of or against  either  party  on the date of   the   receivership  or   liquidation   order   (except   where   the   obligation   was purchased by or transferred to be used as an offset)  are deemed  mutual  debts  or credits   and  shall   be  set   off   with   the   balance   only   to   be  allowed    or  paid. Although    such   claim   on  the   part   of  either   party   against   the  other   may  be unliquidated   or   undetermined   in  amount    on  the   date   of   the   entry   of   the receivership  or   liquidation   order,   such   claim   will    be  regarded   as  being   in existence as of such  date and any claims  then  in existence and held  by the other party  may be offset  against  it.

D.         Nothing  contained  in this  Article  is intended  to change  the  relationship  or status of the  parties  to  this  Agreement  or to  enlarge  upon  the  rights  or obligations  of either  party  hereunder except  as provided  herein.

ARTICLE XXI -  SERVICING

A.	AON Benfield, Inc. is the Servicing Agent providing services for the Company in connection with this Agreement. There is no Intermediary of record for this Agreement.

B.         Payments by the  Company to the  Servicing  Agent  shall  be deemed  to  constitute payment   to  the  Reinsurer only  to  the  extent  that   such  payments  are  actually received   by  the   Reinsurer.    Payments  by  the   Reinsurer  shall   be  deemed   to constitute  payment   to   the   Company  to  the   extent   that   such   payments  are actually   received  by either  the Servicing  Agent  or the  Company.

C.         All  communications,  including   but  not limited  to, notices,  reports  and statements relating   to  this   Agreement  shall   be  deemed   delivered   to  the  Company  upon receipt  by the  Servicing  Agent  or the Company, and shall  be deemed  delivered  to the  Reinsurer only  upon  receipt  by the Reinsurer.

D.	The servicing agent shall have no authority to negotiate or otherwise act on behalf of the reinsurer nor shall AON Benfield, Inc. receive any remuneration
(i.e., brokerage) from  the  reinsurer  for providing   such  services

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ARTICLE XXII - AMENDMENTS

This  Agreement    may  be  amended   by  mutual   consent   of  the  parties   expressed   in  an addendum;   and such  addendum,   when  executed   by both  parties,  shall  be deemed  to  be an integral   part of this  Agreement   and binding  on the parties  hereto.

IN WITNESS WHEREOF, the  parties  hereto  have caused  this  Agreement   to  be executed by their  duly  authorized   representatives   as of the. following   dates:

HOMEOWNERS  OF AMERICA INSURANCE COMPANY

Signature                                      Signature

Print Name                                   Print Name

Title                                                                              Title

Date                                         Date

SWISS REINSURANCE AMERICA CORPORATION

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SUPPLEMENT TO THE ATTACHMENTS

DEFINITION OF IDENTIFICATION TERMS USED WITHIN  THE ATIACHMENTS

A.         Wherever   the  term  "Company" or "Reinsured" or "Reassured" or whatever   other term   is  used  to  designate   the   reinsured   company    or  companies  within    the various  attachments  to the  reinsurance agreement, the term  shall  be understood to  mean  Company  or Reinsured  or Reassured or whatever   other  term  is used  in the   attached    reinsurance  agreement  to  designate   the   reinsured   company   or companies.

B.         Wherever  the  term  "Agreement" or "Contract"   or "Policy"  or whatever   other  term is  used  to  designate   the  attached    reinsurance  agreement  within   the  various attachments   to  the   reinsurance  agreement,  the  term   shall   be  understood  to mean   Agreement   or  Contract    or  Policy   or  whatever    other   term   is  used  to designate  the  attached  reinsurance agreement.

C.         Wherever   the  term  "Reinsurer"  or  "Reinsurers"  or  "Underwriters"   or whatever other   term    is  used  to   designate    the   reinsurer    or  reinsurers    in  the   various attachments   to  the   reinsurance  agreement,  the  term   shall   be  understood  to mean  Reinsurer  or Reinsurers or Underwriters  or whatever   other  term  is used to designate  the  reinsuring   company  or companies.

INSOLVENCY FUNDS EXCLUSION CLAUSE

This  Agreement  excludes   all  liability   of the  Company arising   by contract,   operation  of law,   or   otherwise   from    its   participation    or   membership,   whether     voluntary     or involuntary,  in any insolvency fund  or from  reimbursement  of  any  person  for  any such liability.      "Insolvency  fund"   includes   any  guaranty   fund,   insolvency  fund,   plan,  pool, association,   fund   or   other    arrangement,   howsoever  denominated,   established   or governed,  which   provides   for  any  assessment  of  or  payment   or  assumption  by  any person  of  part or all of any claim,  debt,  charge,  fee, or other  obligation  of an insurer,  or its  successors or assigns,  which   has  been  declared   by any competent  authority   to  be insolvent   or which   is otherwise  deemed  unable  to  meet  any claim,  debt.  charge,  fee  or other  obligation  in whole  or in part.

POOLS, ASSOCIATIONS AND  SYNDICATES EXCLUSION CLAUSE

SECTION A

Excluding:

(a)	All Business derived directly or indirectly from any Pool, Association or Syndicate which maintains its own reinsurance facilities.

(b)	Any Pool or Scheme (whether voluntary or mandatory) formed after March 1, 1968, for the purpose of insuring Property whether on a country-wide basis or in respect of designated areas. This Exclusion shall not apply to so-called Automobile Insurance Plans or other Pools formed to provide coverage for Automobile Physical Damage.

SECTION B

It  is agreed  that   business,   written    by the  Company  for  the  same  perils,  which   is  known   at the time   to  be  insured   by  or  in  excess   of   underlying    amounts    placed   in  the  following     Pools, Associations   or Syndicates,  whether   by way  of insurance   or reinsurance   is excluded  hereunder:

Industrial    Risk  Insurers   (successor   to   Factory   Insurance   Association    and  Oil   Insurance
Association);   Associated   Factory  Mutuals.

Any  Pool,  Association    or  Syndicate   formed   for  the  purpose   of  writing    Oil,  Gas  or  Petro Chemical  Plants and/or   Oil or Gas Drilling   Rigs.

United   States   Aircraft    Insurance   Group,   Canadian   Aircraft    Insurance   Group,   Associated
Aviation  Underwriters,    American  Aviation   Underwriters. SECTION B does  not apply:
(a)    Where   the   Total   Insured   Value   over   all   interests    of  the   risk   in  question    is  less  than
$350,000,000.

(b)	To interests traditionally underwritten as Inland Marine or Stock and/or Contents written on a Blanket basis.

(c)	To Contingent Business Interruption, except when the Company is aware that the key location is known at the time to be insured in any Pool, Association or Syndicate named above.

(d)	To risks as follows: Offices, Hotels, Apartments, Hospitals, Educational Establishments, Public Utilities (other than Railroad Schedules) and Builders Risks on the classes of risks specified in this subsection (d) only.

Section C:

Nevertheless the  Reinsurer specifically  agrees that  liability  accruing to the Company from its participation in residual market mechanismsincluding but not limited to:

(1) The following  so-called 'Coastal Pool": TexasWindstorm InsuranceAssociation

AND

(2) All "Fair Plan" business

for all perils  otherwise  protected  hereunder shall not be excluded, except. however, that this reinsurance does not include any increase in such liability resulting from:

(i)	The inability of any other participant in such "Coastal Pool" and/or "Fair Plan" and/or ResidualMarket Mechanismsto meet its liability.

(ii)        Any claim against such Coastal Pool" and/or "Fair Plan" and/or Residual Market Mechanisms,or any participant therein, including the Company,whether by way of subrogation or otherwise, brought by or on behalf of any insolvency fund (as defined in the InsolvencyFund ExclusionClauseincorporated in this Agreement).

TOTAL INSURED VALUE EXCLUSION CLAUSE

It is the  mutual   intention   of the  parties  to  exclude  risks,  other  than  Offices,  Hotels,  Apartments, Hospitals,   Educational  Establishments,  Public  Utilities   (except  Railroad  schedules)  and  Builders Risk  on  the  above  classes,  where   at the  time  of  the  cession,   the  Total   Insured  Value  over  all interests   exceeds  $350,000,000.      However,  the  Company  shall  be protected   hereunder, subject to the  other  terms  and  conditions   of this  Agreement   if subsequently  to cession  being  made the Company   becomes   acquainted  with   the  true   facts   of the  case  and  discovers   that   the  mutual intention    has   been   inadvertently   breached,   the   Company   shall   at  the   first   opportunity,   and certainly   by next  anniversary of the  original  policy,  exclude  the  risk in question.

It  is agreed  that  this  mutual   intention   does  not  apply  to  Contingent  Business   Interruption  or to interest   traditionally   underwritten   as  Inland   Marine   or  to  Stock  and/or   Contents   written    on  a blanket  basis  except  where  the  Company  is aware  that  the Total  Insured  Value of $350,000,000
is already  exceeded   for buildings,   machinery, equipment   and direct  use and occupancy at the  key location.

It is understood  and agreed  that  this  Clause  shall  not  apply hereunder  where  the  Company  writes
100%  of the  risk.

Notwithstanding    anything    contained    herein   to  the   contrary,   it  is  the   mutual   intention    of  the parties   in  respect   of  bridges   and  tunnels   to  exclude   such  risks  where   the  Total  Insured  Value over all interests   exceeds  $350,000,000.

POLLUTION AND SEEPAGE EXCLUSION CLAUSE

This  Reinsurance   does not apply to:

1.      Pollution,      seepage,     contamination       or    environmental       impairment      (hereinafter collectively   referred  to as "pollution")   insurances,   however  styled;

2.      Loss  or damage  caused  directly   or indirectly   by pollution,   unless  said  loss  or damage follows   as a result  of a loss caused  directly   by a peril  covered  hereunder;

3.      Expenses  resulting   from  any governmental    direction   or request  that  material   present in  or part  of  or utilized   on an  insured's   property   be  removed  or  modified,   except   as provided  in 5. below;

4.      Expenses  incurred  in testing  for  and/or  monitoring   pollutants;

5.	Expenses incurred in removing debris, unless (A) the debris results from a loss caused directly by a peril covered hereunder, and (8) the debris to be removed is itself covered hereunder, and (C) the debris is on the insured's premises, subject. however, to a limit of $5,000 plus 25% of (i) the property damage loss, any risk, anyone location, anyone original insured, and (ii) any deductible applicable to the loss;

6.     Expensesincurred to extract pollutants from land or water at the insured's premises unless (A) the release, discharge, or dispersal of pollutants results from a loss caused directly  by  a  peril  covered  hereunder,  and (B) such  expenses  shall  not  exceed
$10,000;

7.	Loss of income due to any increased period of time required to resume operations resulting from enforcement of any law regulating the prevention, control, repair, clean-up or restoration of environmental damage;

8.     Claims under 5. and/or 6. above, unless notice thereof is given to the Companyby the insured within  180 days after the date of the loss occurrence to which  such claims relate.

"Pollutants" means any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapor, soot, fumes, acids, alkalis, chemicals and waste.  Waste includes materials to be recycled, reconditioned or reclaimed.

Where   no   pollution    exclusion    has  been   accepted    or  approved    by  an  insurance    regulatory authority   for  use in a policy  that  is subject   to this  Agreement   or where   a pollution   exclusion   that has been  used in a policy  is overturned.   either  in whole  or in part.  by a court  having  jurisdiction. there   shall   be  no  recovery   for  pollution    under   this   Agreement    unless   said  pollution    loss  or damage  follows   as a result  of a loss caused  directly   by a peril  covered  hereunder.

Nothing  herein  shall  be deemed  to extend  the  coverage  afforded   by this  reinsurance   to  property or  perils   specifically    excluded   or  not  covered   under  the  terms   and  conditions    of  the  original policy  involved.

-  2  -

NUCLEAR INCIDENT EXCLUSION CLAUSE- PHYSICAL DAMAGE - REINSURANCE- U.SA

N.MA    1119

1.     This  Reinsurance  does  not  cover  any loss  or liability   accruing  to  the  Reassured,  directly   or indirectly,    and  whether    as  Insurer   or  Reinsurer,   from  any  Pool  of  Insurers   or  Reinsurers formed   for the  purpose  of covering  Atomic  or Nuclear  Energy risks.

2.      Without     in   any   way   restricting     the   operation    of   paragraph     1.  of   this   Clause,   this Reinsurance  does  not  cover  any  loss  or  liability   accruing   to  the   Reassured,   directly    or indirectly,     and  whether    as  Insurer   or   Reinsurer,   from   any   insurance    against    Physical Damage  (including   business   interruption    or consequential  loss  arising  out  of such  Physical Damage)  to:

I.          Nuclear  reactor  power  plants  including   all auxiliary  property  on the  site,  or

II.        Any  other   nuclear   reactor   installation,    including    laboratories    handli.ng  radioactive materials  in connection   with  reactor  installations,    and critical  facilities   as such,  or

III.	Installations for fabricating complete fuel elements or for processing substantial quantities of "special nuclear material," and for reprocessing, salvaging, chemically separating, storing or disposing of spent nuclear fuel or waste materials, or

IV.       Installations    other   than   those   listed   in  paragraph   2.  III.  above   using   substantial quantities   of radioactive   isotopes  or other  products  of nuclear  fission.

3.	Without in any way restricting the operation of paragraphs 1. and 2. of this Clause, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith, except that this paragraph 3. shall not operate:

(a)     where   the  Reassured   does  not  have  knowledge   of  such  nuclear   reactor   power plant  or nuclear  installation,   or

(b)	where the said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused. However, on and after 1st January, 1960, this sub-paragraph (b) shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof.

4.	Without in any way restricting the operation of paragraphs 1., 2. and 3. of this Clause, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

5.	It is understood and agreed this Clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.

N.MA    1119                                                             -2-

6.      The term  "special  nuclear  material"   shall  have the  meaning  given  to it by the Atomic   Energy
Act of  1954  or by any law amendatory thereof.

7.	Reassured to be sole judge of what constitutes: (a) substantial quantities, and
(b)    the  extent  of installation,  plant  or site.

NOTE: - Without   in any way  restricting   the  operation   of paragraph   1. hereof,   it is understood  and agreed  that

(a)	all policies issued by the Reassured on or before 31 st December, 1957 shall be free from the application of the other provisions of this Clause until expiry date or 31 st December, 1960 whichever first occurs whereupon all the provisions of this Clause shall apply,

(b)    with   respect   to  any  risk  located   in  Canada  policies   issued   by  the  Reassured on  or before  31 st December, 1958  shall  be free  from  the  application  of the other  provisions of  this   Clause   until   expiry   date  or  31 st  December,   1960   whichever    first   occurs whereupon  all the  provisions   of this  Clause shall  apply.

N.M.A.1119                                                          - 3 -

NUCLEAR INCIDENT EXCLUSION CLAUSE - REINSURANCE - NO.4

1.	This Reinsurance does not cover any loss or liability accruing to the Reassured as a member of. or subscriber to. any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member. subscriber or association.

2.	Without in any way restricting the operations of Nuclear Incident Exclusion Clauses. - Liability. - Physical Damage. - Boiler and Machinery and paragraph 1. of this Clause. it is understood and agreed that for all purposes of the reinsurance assumed by the Reinsurer from the Reinsured. all original insurance policies or contracts of the Reinsured (new. renewal and replacement) shall be deemed to include the applicable existing Nuclear Clause and/or Nuclear Exclusion Clause(s) in effect at the time and any subsequent revisions thereto as agreed upon and approved by the Insurance Industry and/or a qualified Advisory or Rating Bureau.

POLLUTION LIABILITY EXCLUSION CLAUSE - REINSURANCE

This  Reinsurance excludes:
(1)	Any loss occurrence arising out of the actual, alleged or threatened discharge, dispersal, release or escape of pollutants:

a)      At or from  premises  owned,  rented  or occupied  by an original   assured;  or

b)      At   or   from   any   site   or   location    used   for   the   handling,    storage,    disposal, processing   or treatment   of waste;  or

c)	Which are at any time transported, handled, stored, treated, disposed of, or processed as waste; or

d)      At  or  from  any  site  or  location   on  which   any  original    assured   is  performing operations:

(i)	If the pollutants are brought on or to the site or location in connection with such operations; or

(ii)	If the operations are to test for, monitor, clean up, remove,contain, treat, detoxify or neutralize the pollutants.

(2)   Any liability, loss, cost or expensearising out of any governmentaldirection or request to test for, monitor, clean up, remove,contain, treat, detoxify or neutralize pollutants.

"Pollutants" means any solid, liquid. gaseousor thermal irritant or contaminant. including smoke. vapor, soot, fumes, acids, alkalis, chemicals and waste.  Waste includes materials to be recycled, reconditioned or reclaimed.

Subparagraphsa) and d)(i) of paragraph (1) of this exclusion do not apply to loss occurrences caused by heat, smoke or fumes from a hostile fire.  As used herein, "hostile fire"  means one which becomesuncontrollable or breaks out from where it was intended to be.

"Original assured"  as used herein  means all insureds as defined  in the  policy issued by the Company.

NUCLEAR INCIDENT EXCLUSION CLAUSE- LIABILITY- REINSURANCE- U.S.A.

N.MA  1590

1.      This  reinsurance  does not  cover  any loss or liability   accruing  to the  Reassured as a member of,  or  subscriber   to,  any  association  of  insurers   or  reinsurers   formed   for  the  purpose   of covering    nuclear   energy   risks  or  as  a  direct   or  indirect   reinsurer    of  any  such  member, subscriber   or association.

2.      Without   in any way  restricting   the  operation   of paragraph   1. of this  Clause  it is understood and   agreed   that   for   all   purposes    of  this   reinsurance   all  the   original    policies    of  the Reassured  (new,   renewal   and  replacement)  of  the  classes  specified    in Clause   II.  in this paragraph   2. from  the  time  specified   in Clause  III. in this  paragraph   2. shall  be deemed  to include  the following   provision   (specified   as the  Limited  Exclusion  Provision):

LIMITED  EXCLUSIONPROVISION*

I.             It is agreed  that  the  policy  does not  apply  under  any liability    coverage,  to injury, sickness,   disease,   death  or  destruction,  bodily   injury  or  property   damage  with respect  to which   an insured   under  the  policy  is also  an insured  under  a nuclear energy   liability   policy  issued  by Nuclear  Energy  Liability   Insurance   Association, Mutual  Atomic   Energy  Liability   Underwriters  or Nuclear  Insurance  Association  of Canada,  or would   be an  insured   under  any  such  policy   but  for  its  termination upon exhaustion of its limit  of liability.

II.            Family  Automobile   Policies   (liability   only),  Special  Automobile   Policies   (private passenger     automobiles,     liability     only),    Farmers     Comprehensive    Personal Liabilities     Policies    (liability    only),   Comprehensive   Personal    Liability    Policies (liability    only)   or   policies    of   a   similar    nature;    and   the   liability    portion    of combination  forms  related  to the  four   classes  of policies   stated  above,  such  as the  Comprehensive  Dwelling    Policy  and  the  applicable   types   of  Homeowners Policies.

III.            The  inception    dates   and  thereafter    of  all  original   policies   as  described    in  II. above, whether   new,  renewal  or replacement,  being  policies  which  either

(a)          become  effective   on or after  1st May,  1960.  or

(b)	become effective before that date and contain the Limited Exclusion Provision set out above; provided this paragraph 2. shall not be applicable to Family Automobile Policies, Special Automobile Policies, or policies or combination policies of a similar nature, issued by the Reassured on New York risks, until 90 days following approval of the Limited Exclusion Provision by the Governmental Authority having jurisdiction thereof.

3.      Except  for  those  classes  of  policies   specified   in Clause  II. of paragraph   2.  and without    in any way  restricting   the  operation   of paragraph   1. of this  Clause,  it is understood  and agreed that  for  all purposes  of this  reinsurance the  original  liability   policies  of the  Reassured (new, renewal   and replacement)  affording   the  following   coverages:

Owners,   Landlords   and  Tenants  Liability,   Contractual  Liability,   Elevator  Liability,   Owners  or Contractors  (including   railroad)  Protective   Liability,   Manufacturers  and Contractors  Liability, Product    Liability,    Professional   and   Malpractice   Liability,    Storekeepers   Liability,    Garage Liability,  Automobile  Liability  (including   Massachusetts  Motor  Vehicle  or Garage  Liability)

shall   be  deemed   to  include   with   respect   to  such  coverages,  from  the  time   specified    in Clause  V. of  this   paragraph   3.,  the  following    provision   (specified   as the  Broad  Exclusion Provision):

BROAD EXCLUSIONPROVISION*

It is agreed  that  the  policy  does not apply:

I.	Under any Liability Coverage to injury, sickness. disease. death or destruction, bodily injury or property damage

(a)         with   respect   to  which   an  insured   under  the   policy   is  also  an  insured under   nuclear   energy   liability   policy   issued   by  Nuclear   Energy  Liability Insurance   Association.   Mutual   Atomic   Energy  Liability   Underwriters   or Nuclear  Insurance  Association  of Canada,  or would   be an insured  under any  such  policy   but  for  its  termination   upon  exhaustion  of  its  limit   of liability;  or

(b)          resulting    from   the   hazardous   properties    of  nuclear   material   and  with respect  to  which   (1)  any  person  or organization  is required   to  maintain financial   protection    pursuant   to the  Atomic   Energy  Act  of  1954,   or any raw amendatory thereof,   or (2) the  insured  is, or had this  policy  not been issued   would    be,   entitled    to   indemnity    from   the   United    States    of America,  or any agency  thereof,   under  any agreement  entered  into  by the United   States   of  America,   or  any  agency  thereof,   with   any  person   or organization.

II.               Under  any  Medical   Payments  Coverage,  or  under  any  Supplementary  Payments Provision   relating   to  immediate   medical   or surgical   relief,  first   aid, to expenses incurred   with   respect  to  bodily  injury,   sickness,   disease  or  death,   bodily   injury resulting   from  the hazardous  properties   of nuclear  material   and arising  out of the operation   of a nuclear  facility   by any person  or organization.

III.	Under any Liability Coverage, to injury, sickness, disease, death or destruction, bodily injury or property damage resulting from the hazardous properties of nuclear material, if

(a)	the nuclear material (1) is at any nuclear facility owned by, or operated by or on behalf of, an insured or (2) has been discharged or dispersed therefrom;

(b)          the   nuclear   material    is  contained    in  spent   fuel   or  waste   at  any  time possessed, handled,  used,  processed, stored,  transported  or disposed  of by or on behalf  of an insured;  or

(c)	the injury, sickness, disease, death or destruction. bodily injury or property damage arises out of the furnishing by an insured of services, materials. parts or equipment in connection with the planning, construction, maintenance. operation or use of any nuclear facility. but if such facility is located within the United States of America. its territories, or possessions or Canada. this exclusion (c) applies only to injury to or destruction of property at such nuclear facility. property damage to such nuclear facility and any property thereat.

IV.             As used in this  endorsement:

"hazardous   properties"    include    radioactive.   toxic    or   explosive   properties; "nuclear   material"   means  source  material.   special  nuclear  material   or byproduct material;   "source   material."  "special   nuclear  material."  and  "byproduct  material" have the  meanings given  them  in the  Atomic   Energy Act  of  1954   or in any  law amendatory  thereof;   "spent   fuel"   means  any  fuel   element   or  fuel  component. solid  or liquid.  which  has been used  or exposed  to radiation   in a nuclear  reactor; "waste"   means  any waste   material   (1) containing  byproduct  material   other  than the  tailings   or wastes   produced by the  extraction  or concentration  of uranium  or thorium   from  any ore  processed for  its source  material  content   and (2) resulting from  the  operation  by any person  or organization of any nuclear  facility   included within    the   definition     of   nuclear   facility    under   paragraph  (a)  or  (b)  thereof; "nuclear  facility"   means

(a)          any nuclear  reactor.

(b)	any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium. (2) processing or utilizing spent fuel. or (3) handling. processing or packaging waste.

(c)	any equipment or device used for the processing. fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof. or more than 250 grams of uranium 235.

(d)          any structure.  basin.  excavation. premises   or place  prepared  or used for the storage  or disposal  of waste

and  includes   the  site  on  which   any  of  the  foregoing  is  located.   all  operations conducted  on  such  site   and  all  premises   used  for   such  operations;  "nuclear reactor"   means  any apparatus  designed   or  used  to  sustain   nuclear  fission   in  a self-supporting    chain    reaction    or  to   contain    a  critical    mass   of  fissionable material;   with   respect  to  injury  to  or destruction  of  property,  the  word  "injury"   or "destruction"    includes    all   forms    of   radioactive   contamination    of   property; "property   damage"  includes  all forms  of radioactive contamination  of property.

V.             The  inception    dates  and  thereafter  of  all  original   policies   affording    coverages specified    in  this   paragraph  3.,  whether    new.   renewal   or  replacement,  being policies    which    become   effective    on  or  after   1st   May,   1960.    provided    this paragraph 3. shall  not be applicable to

(i)      Garage      and      Automobile      Policies       issued       by      the      Reassured on New  York risks,  or

(ii)          Statutory   liability   insurance   required  under  Chapter  90.  General  Laws  of
Massachusetts.

until    90   days   following     approval    of  the   Broad   Exclusion    Provision    by  the
Governmental Authority   having  jurisdiction    thereof.

4.      Without     in   any   way   restricting     the   operations    of   paragraph    1.  of  this   Clause,   it   is understood    and  agreed   that   paragraphs    2.  and  3.  above   are  not  applicable    to  original liability   policies   of  the  Reassured   in  Canada.  and  that  with   respect   to  such  policies.   this Clause   shall   be  deemed   to   include   the   Nuclear   Energy   Liability    Exclusion    Provisions adopted by   the    Canadian    Underwriters'    Association     or   the    Independent    Insurance Conference   of Canada.

*NOTE:      The  words   printed   in  BOLD TYPE in the Limited Exclusion Provision and in the Broad Exclusion  Provision shall  apply only  in  relation  to  original  liability  policies  which include a Limited ExclusionProvision or a Broad ExclusionProvisioncontaining those words.